Shaar $500k Note


Exhibit 10.87
-------------

$500,000.00                                                        June 13, 2001



                             SECURED PROMISSORY NOTE


         This Note has not been registered under the Securities Act of 1933, as amended, or any state securities laws, and no sale, transfer or other disposition of any interest herein or therein may be made unless, in the written opinion of counsel to the Corporation, such transfer would not violate or require registration under any such statute.


         1.       Background.
                  ----------

         A. This Note ("Shaar Note") is issued in conjunction with a Security Agreement ("Shaar Security Agreement") by and among Commodore
              Applied Technologies, Inc. ("CXI" or "Borrower"), Commodore Advanced Sciences, Inc. ("CASI") and Shaar Fund, Ltd. ("Shaar" or "Holder"), a Warrant ("Shaar Warrant"), issued to Shaar, a
              Registration Rights Agreement ("Shaar Registration Rights Agreement"), by and between CXI and Shaar, a Guaranty ("Shaar Guaranty") by Commodore Advanced Sciences, Inc in favor in favor of Shaar, a Secured Promissory Note (the "Milford Note") from CXI to Milford Capital Corporation ("Milford"), a Security Agreement ("Milford Security Agreement") by and between CXI and Milford, a Warrant ("Milford Warrant") issued to Milford, a Registration Rights Agreement (the "Milford Registration Rights Agreement") by and between CXI and Milford and a Guaranty ("Milford Guaranty") by Commodore Advanced Sciences, Inc in favor in favor of Milford,. The Shaar Note, the Shaar Security Agreement, the Shaar Warrant, the Shaar Registration Rights Agreement, the Shaar Guaranty, the Milford Note, the Milford Security Agreement, the Milford Warrant ,the Milford Registration Rights Agreement and the Milford Guaranty are sometimes hereinafter collectively referred to as the "Loan Documents".

         B. On November 4, 1999, CXI entered into a Securities Purchase Agreement with Shaar, issued a Common Stock Purchase Warrant to Shaar, entered into a Registration Rights Agreement with Shaar and filed a related Certificate of Designation for Series E Preferred Stock (collectively, and as thereafter amended, the "Series E Credit"); on March 15, 2000, CXI entered into a Securities Purchase Agreement with Shaar, issued a Common Stock Purchase Warrant to Shaar, entered into a Registration Rights Agreement with Shaar and filed a related Certificate of Designation for Series F Preferred Stock (collectively, and as thereafter amended, the "Series F Credit").


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Shaar $500k Note

         2. Payment. The Borrower, for value received, hereby promises to pay to the order of Holder the aggregate principal amount of Five Hundred Thousand Dollars ($500,000.00) ("Principal Balance"), together with interest on the outstanding Principal Balance hereunder on or before July 13, 2002. (the "Maturity Date"). Beginning on July 13, 2001, Borrower shall make monthly payments of principal and interest to the Holder according to Schedule A which is annexed hereto and incorporated herein by reference. All payments of principal and/or interest shall be paid no later than 3:00 p.m. New York City time on the date set forth in Schedule A; provided, however, that Borrower shall be entitled to a fifteen (15) day period ("Grace Period") in which to make each such payment (and interest shall accrue during such Grace Period at the rates per annum specified herein). Each such payment shall be made in lawful money of the United States of America by wire transfer of immediately available funds of the Borrower payable to Shaar as follows:

CHASE PRIVATE BANK
1211 Avenue of the Americas, 37th Floor
New York, NY 10036
ABA#021000021
The Shaar Fund Ltd.
A/C#967-593042


or at such other address as the Holder shall from time to time indicate by written notice to Borrower.

         The outstanding Principal Balance of this Note shall bear simple, non-cumulative interest from the date hereof until paid in full, at an interest rate of fifteen percent (15%) per annum.

         By acceptance of this Note, the Holder agrees that it will promptly deliver and surrender this Note to the Borrower upon full payment thereof (including interest and fees), and that it will promptly notify the Borrower of any disposition of the Note and of the name and address of the transferee of this Note. For purposes of this Note, the Borrower may assume that the registered Holder is the holder hereunder unless notified to the contrary in the manner provided in Section 5.

         This Note may be prepaid, in whole or in part, at any time, on five (5) business days prior notice, without penalty.

         3. Events of Default. Any of the following events which occur and are continuing shall constitute an "Event of Default": (a) if the Borrower fails to make any payment of any principal or interest under this Note when same is due, including the allowance for the Grace Period; (b) if a receiver, trustee or other such official is appointed for the Borrower, or if any proceedings are commenced by or against the Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government and, if such proceedings are instituted against the Borrower, (i) the Borrower by any action or failure to act indicates his approval of, consent to or acquiescence therein;


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Shaar $500k Note

(ii) an order shall be entered approving the petition or granting relief in such proceeding or (iii) such proceeding remains undismissed, undischarged or unbonded for a period of forty-five (45) days; (c) except as hereinafter provided, if the Borrower breaches any covenant set forth in any of the Loan Documents and such breach is not cured within thirty (30) days of notice thereof; (d) if Borrower voluntarily files for protection under any applicable bankruptcy or insolvency statutes; (e) if Borrower shall default under any obligations relating to the Series E Credit or the Series F Credit; (f) any representation or warranty made or deemed made by a Borrower or any subsidiary of Borrower (a "Subsidiary") in any agreement between or among the Borrower and/or such Subsidiary and the Lender, or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection therewith, shall prove to have been incorrect in any material respect on or as of the date made or deemed made: (g) either Borrower or any Subsidiary shall: (i) fail to pay any material indebtedness, as the case may be, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or (ii) fail to perform or observe any material term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or passage of time, or both, the maturity of such indebtedness, whether or not such failure to perform or observe shall be waived by the holder of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or (iii) fail to make any payment due under or otherwise fail to perform or observe any covenant or obligation contained in the Shaar Guaranty; (h) Borrower or any Subsidiary shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; (i) there shall occur a loss, theft, damage or destruction of any material portion of the tangible assets of a Borrower or a Subsidiary for which there is either no insurance coverage or for which, in the reasonable opinion of Lender, there is insufficient insurance coverage; or (j) other than as a result of the fault of or inaction on the part of the Holder, Holder shall fail to have a perfected first priority security interest in, except for the Patents in foreign jurisdictions, the Collateral (as defined in the Shaar Security Agreement) subject only to the rights, if any, of Milford under the Milford Security Agreement. Upon the occurrence of an Event of Default, the entire Principal Balance and all unpaid accrued interest of this Note, together with the Additional Obligations (as hereinafter defined) shall, at the Holder's option, become immediately due and payable upon written notice thereof (other than in the case of an Event of Default described in clauses (b) and (d) above in which case the entire Principal Balance, accrued interest and all Additional Obligations shall become immediately due and payable without any required written notice) to the Borrower.

         4. Additional Obligations. In addition to the payments of Principal Balance and interest due under this Note and set forth in Section 2 hereof, Borrower agrees to pay:

             a) to P&L Financial Services, the sum of Twenty Five Thousand Dollars ($25,000.00) (the "Commission"), which Commission shall be due and payable at the time the Borrower receives the Principal Balance from the Holder, and

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Shaar $500k Note

             b) b) to the Holder, the aggregate amount of Fifty Thousand Dollars ($50,000.00) (the "Exit Fee") on or before the Maturity Date.

The Commission and the Exit Fee shall hereinafter collectively be referred to as the "Additional Obligations".

5.       Covenants of Borrower.  Borrower hereby covenants and agrees that :

             a) It will promptly send to Holder copies of all notices or other correspondence or communications issued to or by Milford in respect to the Loan Documents, and

             b) The terms and provisions of the Loan Documents to which Milford is a party ("Milford Loan Documents") are comparable and substantially similar to of the Loan Documents to which Shaar is a party, and CXI will not modify the terms of the Milford Loan Documents without Shaar's written consent.

             c) On or before December 31, 2001, CXI will file a registration rights statement with the Securities and Exchange Commission ("Commission") for the shares of CXI common stock that are the subject of the Series E Credit and Series F Credit as yet unregistered and will cause such registration rights statement to become effective on or before March 31, 2002.

         6. Communications and Notices. Except as otherwise specifically provided herein, all communications and notices provided for in this Note shall be sent by first class mail, facsimile or telegram to the Holder at The Shaar Fund, Ltd., Attn: Samuel Levinson, c/o Levinson Capital Management, 2 World Trade Center, Suite 1820, New York, NY 10048; Phone: 212-432-7711; Fax:
212-432-7771 or the Borrower, Attn. Attn: James DeAngelis, Chief Financial Officer, at 2121 Jamieson Avenue, Suite 1406, Alexandria, Virginia 22314, Phone:
703-567-1284; Fax: (703) 566-7526. Any first-class mail notice provided pursuant to this Section 5 shall be deemed given three days after being sent by first-class mail. Notices sent by telegram or facsimile shall be deemed received upon delivery. The Borrower and the Holder may from time to time change their respective addresses, for purposes of this Section 5, by written notice to the other parties; provided, however, that notice of such change shall be effective only upon receipt.



         7. Governing Law; Jurisdiction. This Note shall be construed in accordance with and governed by the laws of the State of New York. For the purposes of any suit, action or proceeding involving this Note, the Borrower and


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Shaar $500k Note

the Holder hereby expressly submit itself to the jurisdiction of the state courts of the State of New York and to the jurisdiction of the United States District Court for the State of New York, and consent that any order, process, notice of motion or other application to or by any such court or a judge thereof may be served within or without such court's jurisdiction by certified mail or by personal service, provided that a reasonable time for appearance is allowed, and the Borrower and the Holder agree that such court shall have exclusive jurisdiction over any such suit, action or proceeding commenced by either or both of said parties. The Borrower and the Holder hereby irrevocably waive any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note brought in the state courts of the State of New York or in the United States District Court for the State of New York and hereby further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         8. Assignment. This Note shall bind and inure to the benefit of the respective successors and assigns of the parties hereto; provided that Borrower shall not be permitted to assign its obligations hereunder.

         9. Security. This Note shall be secured by a security interest in certain assets of the Corporation as set forth in the Security Agreement dated the date hereof by and among the Corporation and the Holders.

         10. Enforcement and Waiver. No failure or delay on the part of Holder in exercising any of its rights, powers or privileges hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. Borrower hereby waives diligence, presentment, demand for payment, notice of non-payment, presentment, notice of dishonor, protest, notice of protest or any other notice in connection with the delivery, acceptance, performance or enforcement of this Note.

         11. Modification. This Note may not be changed or terminated orally, nor may any of its provisions be waived, except by an agreement in writing signed by the party against whom enforcement of such change or termination is sought.

         12. Remedies. In case any one or more Events of Default shall occur and be continuing, Holder may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding. Borrower shall pay all reasonable costs of collection when incurred, including reasonable attorneys' fees.

         13. Collection Costs. In the event that the Holder shall place this
Note in the hands of an attorney for collection during the continuance of any Event of Default, the Borrower shall further be liable to the Holder for all costs and expenses (including reasonable attorneys' fees) which may be incurred by the Holder in enforcing this Note, which amounts may, at the Holder's option, be added to the principal hereof.

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
Shaar $500k Note


         14. Waiver of Jury Trial. THE BORROWER EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THIS WAIVER OF THE RIGHT TO TRIAL BY JURY.







                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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Shaar $500k Note


         IN WITNESS WHEREOF, the Borrower has executed this Note on the date first above written.


                          COMMODORE APPLIED TECHNOLOGIES, INC.



                          By: ______________________________________
                              James M. DeAngelis, Vice President and Treasurer

STATE OF NEW YORK )
                  ) ss:
COUNTY OFNEW YORK )


         On this _____ day of June, 2001, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared James M. DeAngelis, to me known, who being by me duly sworn, did depose and say that he is the Vice President and Treasurer of President of Commodore Applied Technologies, Inc., and that he is duly authorized to execute same; and that he subscribed, swore to and acknowledged the same in his capacity as such officer and as the authorized and binding act and deed of said corporation.



                                  ---------------------------------
                                  Notary Public











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Shaar $500k Note





                                   SCHEDULE A




------------------------------- -------------- ----------------- ------------- ---------------
         Payment Date               Shaar      Shaar Principal      Shaar       Shaar Total
                                  Principal        Balance         Interest       Payment
                                   Payment                         Payment
------------------------------- -------------- ----------------- ------------- ---------------
                 June 13, 2001                   $500,000.00
------------------------------- -------------- ----------------- ------------- ---------------
                 July 13, 2001   $20,833.33       479,166.67      $6,250.00      $27,083.33
------------------------------- -------------- ----------------- ------------- ---------------
               August 13, 2001    20,833.33       458,333.33       5,989.58      26,822.92
------------------------------- -------------- ----------------- ------------- ---------------
            September 13, 2001    20,833.33       437,500.00       5,729.17      26,562.50
------------------------------- -------------- ----------------- ------------- ---------------
              October 13, 2001    20,833.33       416,666.67       5,468.75      26,302.08
------------------------------- -------------- ----------------- ------------- ---------------
             November 13, 2001    20,833.33       395,833.33       5,208.33      26,041.67
------------------------------- -------------- ----------------- ------------- ---------------
             December 13, 2001    20,833.33       375,000.00       4,947.92      25,781.25
------------------------------- -------------- ----------------- ------------- ---------------
              January 13, 2002    20,833.33       354,166.67       4,687.50      25,520.83
------------------------------- -------------- ----------------- ------------- ---------------
             February 13, 2002    20,833.33       333,333.33       4,427.08      25,260.42
------------------------------- -------------- ----------------- ------------- ---------------
                March 13, 2002    83,333.33       250,000.00       4,166.67      87,500.00
------------------------------- -------------- ----------------- ------------- ---------------
                April 13, 2002    83,333.33       166,666.67       3,125.00      86,458.33
------------------------------- -------------- ----------------- ------------- ---------------
                  May 13, 2002    83,333.33       83,333.33        2,083.33      85,416.67
------------------------------- -------------- ----------------- ------------- ---------------
                 June 13, 2002    83,333.33           0            1041.67       84,375.00
------------------------------- -------------- ----------------- ------------- ---------------







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